SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 8, 2002

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

CAPITAL ONE FUNDING LLC

(Exact name of registrant as specified in its charter)

Virginia	333–75276	54-2058720

(State or other jurisdiction of incorporation)	(Registration Statement Number)	(IRS Employer Identification No.)

140 East Shore Drive, Room 1048, Glen Allen, VA	23059

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):
(804) 967-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5. Other Events

The October 2002 monthly Certificateholder’s Statements to investors were distributed on November 8, 2002.

Item 7(c). Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

1.	September Performance Summary and Collateral Certificate Statement.

2.	Card Series Noteholder’s Statement for the month of October 2002.

Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

By:	CAPITAL ONE BANK Servicer

By:	/s/ Tom Feil

Tom Feil Director of Capital Markets